                ________________________________________________

                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                                     of the
                        Securities Exchange Act of 1934
                ________________________________________________

Filed by the Registrant                        [ X ]
Filed by a Party other than the Registrant     [   ]
Check the appropriate box:
  [   ] Preliminary Proxy Statement1
  [   ] Confidential, for use of the Commission only (as permitted by
         Rule 14a-6(e)(2))
  [ X ] Definitive Proxy Statement
  [   ] Definitive Additional Materials
  [   ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        CHURCH LOANS & INVESTMENTS TRUST
                ________________________________________________
                (Name of Registrant as Specified In Its Charter)

                        CHURCH LOANS & INVESTMENTS TRUST
                ________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

  [ X ] No fee required.

  [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)  Title of each class of securities to which transaction applies:
            ___________________________________________________________

        2)  Aggregate number of securities to which transaction applies:
            ___________________________________________________________

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            ___________________________________________________________

        4)  Proposed maximum aggregate value of transaction:
            ___________________________________________________________

        5)  Total Fee Paid:
            ___________________________________________________________

  [   ] Fee paid previously with preliminary materials.

  [   ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:
            ___________________________________________________________

        2) Form, Schedule or Registration Statement No.:
            ___________________________________________________________

        3) Filing Party:
            ___________________________________________________________

        4) Date filed:
            ___________________________________________________________

            ___________________________________________________________

                        CHURCH LOANS & INVESTMENTS TRUST
                            NOTICE OF ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS
                                   TO BE HELD
                                  JULY 17, 1998
            ___________________________________________________________

To the Shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Church Loans & Investments Trust (the "Trust"), will be held in the second floor Conference Room of Amarillo National Bank Plaza Two, 500 S. Taylor, Amarillo, Texas on July 17, 1998 at 7:00 p.m. for the following purposes:

         (1)      For the election of Trust Managers of the Trust;

         (2) To ratify the selection by the Board of Trust Managers of Clifton Gunderson P.L.L.C. as the independent public auditors of the Trust; and

         (3) Transact any other business which may properly be brought before the meeting.

All of the above matters are more fully described in the accompanying Proxy Statement.

The Board of Trust Managers of the Trust has designated the close of business on March 31, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at this annual meeting.

In order that your shares may be represented at this meeting and to insure a quorum, please sign and return the enclosed Proxy promptly. A return addressed envelope, which requires no postage, is enclosed. In the event you are able to attend in person, at your request, the Proxy will be cancelled.

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF TRUST MANAGERS.

DATED:            June 26, 1998

                                         By Order of the Board of Trust Managers
                                                 /S/ Larry G. Brown
                                                 ------------------
                                                     Larry G. Brown,
                                                     Secretary

          ___________________________________________________________

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE  MEETING, YOU ARE  REQUESTED TO
           COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE WHICH HAS BEEN PROVIDED.
          ___________________________________________________________

          ___________________________________________________________
                                 PROXY STATEMENT

                        CHURCH LOANS & INVESTMENTS TRUST
                     5305 I-40 WEST O AMARILLO, TEXAS 79106
          ___________________________________________________________

     The enclosed Proxy is solicited by the Board of Trust Managers of the Trust in connection with the 1998 Annual Meeting of Shareholders of the Trust to be held on Friday, July 17, 1998 at the time and place and for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders. Such solicitation is being made by mail, and the Trust may also use its officers and regular employees to solicit Proxies from shareholders either in person or by telephone, telegraph or letter without extra compensation.

     Any Proxy given pursuant to such solicitation may be revoked by the Shareholder at any time prior to the voting of the Proxy.

     The entire cost of such solicitation, which represents the amount normally expended for a solicitation relating to an uncontested election of Trust Managers, will be borne by the Trust.

     This Proxy Statement and the accompanying Proxy are first being mailed to the shareholders on June 26, 1998. A copy of the Trust's annual report for 1998 accompanies this Proxy Statement.

     PRINCIPAL HOLDERS OF SHARES OF BENEFICIAL INTEREST IN THE TRUST

     Shareholders of record at the close of business on March 31, 1998 are entitled to notice of, and vote at the meeting. Each share of beneficial interest in the Trust outstanding on the record date is entitled to one vote. As of the close of business on March 31, 1998, there were 7,007,402 shares of beneficial interest in the Trust which were outstanding.

     The presence, in person or by proxy, of the holders of a majority of the total of the outstanding voting shares of beneficial interest in the Trust is necessary to constitute a quorum at the Annual Meeting. Approval of the proposals to be presented at the Annual Meeting will require the affirmative vote of a majority of the shares present at the meeting, in person or by proxy. Votes are manually counted and tabulated.

     Abstentions from voting will be included for purposes of determining whether the requisite number of affirmative votes are received on any matters submitted to the stockholders for vote and, accordingly, will have the same effect as a vote against such matters. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote, and will have no effect on the vote, in respect to that matter.

     There were no persons known by the Trust to own beneficially more than 5 percent of the shares of beneficial interest in the Trust as of March 31, 1998.

         The   following   table   indicates  the  shares  of  the  Trust  owned
beneficially by the Trust Managers and Executive Officers, as a group:

              NAME AND ADDRESS OF       AMOUNT OF AND NATURE            PERCENT
                BENEFICIAL OWNER       OF BENEFICIAL OWNERSHIP          OF CLASS
              ___________________      _______________________          ________

              ALL TRUST MANAGERS
              AND EXECUTIVE OFFICERS
              AS A GROUP                     437,565                       6.24%

                           ELECTION OF TRUST MANAGERS

     Seven Trust Managers are to be elected at this Annual Meeting, all to hold office until the next Annual Meeting and until their successors have been duly elected. All of the nominees are presently Trust Managers of the Trust.

     The enclosed Proxy, unless authority to vote is withheld, will be voted for the selection of the nominees named herein as Trust Managers of the Trust. In the event any one or more of such nominees shall unexpectedly become unavailable for election, votes will be cast for such person or persons as may be designated by the Board of Trust Managers.

     The names of, and certain information with respect to, the persons nominated by the Board of Trust Managers for election as Trust Managers are as follows:

________________________________________________________________________________
                                            Number of Shares in
                                   Trust    Trust Beneficially     Percentage of
                                  Manager      Owned as of         Outstanding
Name, Age & Principal Occupation   Since     March 31, 1998      Shares in Trust
_________________________________ _______ ______________________ _______________
B. R. McMorries, age 71,
is a consulting engineer
(Chairman of the Board
of Trust Managers) ...........     1963          299,477             4.273%
________________________________________________________________________________
Larry Brown, age 55, is the
president of Larry Brown Realtors,
Inc. (Secretary of the Board of
Trust Managers) ................   1981           35,327             0.504%
________________________________________________________________________________
Jack R. Vincent, age 68, is
engaged in farming and ranching.   1989            9,576             0.137%
________________________________________________________________________________
Robert E. Martin, age 48, is
the president/CEO of Santa Fe
Federal Credit Union (Vice Chairman
of the Board of Trust Managers).  1990             3,012             0.043%
________________________________________________________________________________
Steve Rogers, age 50, is the
president of Steve Rogers Co.,
a real estate appraisal firm ...  1990             1,300             0.019%
________________________________________________________________________________
Mike Bahn, age 54, is the president
of Amarillo Blueprint Co., an office
equipment and supply and reproduction
services business ..............  1997             1.650             0.020%
________________________________________________________________________________

________________________________________________________________________________
Terry Hays, age 47, is the Information Systems
Manager for Perdue, Brandon, Fielder, Collins
and Mott, Attorneys at Law .....  1998               304             0.004%
________________________________________________________________________________

     Pursuant to the By-laws, the existing Board of Trust Managers appointed Terry Hays to the Board of Trust Managers at its February 1998 special meeting.

     All of the Trust Managers of the Trust as a group beneficially own 350,646 shares or 5.00% of all outstanding shares of beneficial interest in the Trust.

     During the year ended March 31, 1998, the Board of Trust Managers of the Trust met on a total of thirteen occasions. Twelve of these occasions were for regular monthly meetings. The October 1997 regular monthly meeting included an extended planning retreat. One meeting was a special meeting held on February 17, 1998. All Trust Managers attended 75% or more of the aggregate of the meetings of the Board of Trust Managers.

     The Trust has an Audit Committee which consists of Messers McMorries, Hays and Martin. This committee, which met twelve times during the Trust's last fiscal year, is primarily responsible for reviewing the activities of the Trust's independent auditors; reviewing and evaluating recommendations of the auditors; recommending areas of review to the Trust management; and reviewing and evaluating the Trust's accounting policies, reporting practices and internal controls.

     The Trust has a Compensation Committee which consists of Messers Rogers, Vincent and Martin. This committee met twice during the Trust's last fiscal year. The Compensation Committee is primarily responsible for reviewing the compensation of the Trust's staff and making recommendations regarding same to the entire Board of Trust Managers. The Trust has no nominating committee of the Board of Trust Managers.

     Foy W. Shackelford and Everett B. Blanton had previously served on the Board of Trust Managers of the Trust. During the fiscal year, Mr. Blanton resigned as a Trust Manager and Mr. Shackelford's resignation is effective July 17, 1998 at 7:00 p.m. with the convening of the annual shareholders' meeting. To the knowledge of the Trust, neither Mr. Shackelford nor Mr. Blanton had any disagreements with the Trust on any matter relating to the Trust's operations, policies or practices.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid during each of the Trust's last three fiscal years to the Trust's Manager of Operations (CEO). The Trust has no other executive officers whose salary, bonuses and other compensation earned during fiscal 1998 exceeded $100,000 for services rendered in all capacities.

                                                      Annual Compensation
                                              __________________________________

                                      Fiscal                        Other Annual
        NAME AND PRINCIPAL POSITION    YEAR       SALARY    BONUS   COMPENSATION
____________________________________ ________ ____________ _______  ____________

CEO -    M. Kelly Archer - age 46      1998      107,133      0        6,036
         Manager of Operations         1997      101,267      0        6,520
                                       1996      110,333      0        6,665

TRUST MANAGERS' COMPENSATION

     The Board of Trust Managers of the Trust were paid $46,700 in cash as a group during the last fiscal year for services as Trust Managers. The Chairman of the Board of Trust Managers, B. R. McMorries, is paid $500.00 per month for serving in such capacity. The remaining members of the Board of Trust Managers are paid $300.00 per month for serving as a member of the board. All Trust Mangers are paid an additional $100.00 per board or committee meeting attended. In addition, a Trust Manager receives $200.00 per day for their services when out of town on trust business. This is done on a very limited basis to inspect the collateral of a prospective loan.

     The members of the Board of Trust Managers of the Trust are not otherwise employed or compensated by the Trust.

              TRUST MANAGERS RATIFICATION OF SELECTION OF AUDITORS

     The Board of Trust Managers has selected Clifton Gunderson P.L.L.C., independent certified public accountants, as the auditors of the financial statements of the Trust for the fiscal year ending March 31, 1999. At the meeting the shareholders will vote upon a proposal to ratify the selection of this firm as auditors. No member of such firm, or any associate thereof, has any financial interest in the Trust. A member of such firm will be present at the meeting and will be given the opportunity to make a statement and to answer any questions any shareholder may have with respect to the financial statements of the Trust for the fiscal year ended March 31, 1998.

     The Board of Trust Managers of the Trust recommends a vote FOR the ratification of the selection of Clifton Gunderson P.L.L.C., as auditors for the current fiscal year. All Proxies solicited by the Board of Trust Managers will be voted in accordance with the specifications on the form of the Proxy. Where no specification is made, Proxies will be voted FOR the ratification of the selection of Clifton Gunderson P.L.L.C. as auditors of the Trust for the current fiscal year.

                              CERTAIN TRANSACTIONS

     The Trust issues a limited number of "Master Notes" which are unsecured debt instruments of the Trust. The Trust pays the obligee of such notes interest at the rate of one percent per annum (1%) less than the prime lending rate of Amarillo National Bank, the Trust's primary lender. As of March 31, 1998, the Trust had entered into Master Note Agreements with B. R. McMorries, Chairman of the Board of Trust Managers, and related persons, in the amount of $1,126,119; and Larry Brown, Secretary of the Board of Trust Managers and related persons, in the amount of $209,705; and Foy W. Shackelford, present Member of the Board of Trust Managers, in the amount of $331,656. Furthermore, as of March 31, 1998, the Trust had issued and outstanding Secured Savings Certificates ("Certificates") issued to B. R. McMorries and related persons, in the amount of $225,000.

The terms of such Master Notes and Certificates are the same as Master Notes and Certificates entered into with other unrelated persons, except as to the amounts thereof.

                             SHAREHOLDER'S PROPOSALS

     Any proposal which a shareholder expects to present at the next annual meeting to be held in 1999 must be received at the Trust's principal executive office shown on the first page of this proxy statement not later than February 25, 1999 in order to be included in the proxy material for the 1999 meeting.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Trust's officers and directors and persons who own more than ten percent (10%) of the Trust's outstanding shares of beneficial interest, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Additionally, Item 405 of Regulation S-B under the Act requires the Trust to identify in its proxy statement those individuals for whom such reports were not filed on a timely basis.

     Based upon information provided to the Trust by individual Trust Managers and Executive Officers, the Trust believes that during the preceding fiscal year the Trust Managers and Executive Officers have complied with all such applicable filing requirements.

                                  OTHER MATTERS

     The Board of Trust Managers has no knowledge of any other matters which may come before the meeting and does not intend to present any other matters. However, if any other matter shall properly come before the meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their best judgment.

                                         By Order of the Board of Trust Managers

                                         Larry Brown, Secretary

                ________________________________________________

                            PROXY FOR ANNUAL MEETING
                         OF SHAREHOLDERS, JULY 17, 1998
                ________________________________________________

The undersigned hereby appoints B.R. McMorries and Robert E. Martin, and either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of beneficial interest in Church Loans & Investments Trust which the undersigned is entitled to vote at the annual meeting of shareholders of the Trust to be held on July 17, 1998 and at any and all adjournments thereof.

TRUST MANAGERS

         1. TRUST MANAGERS RECOMMEND: A vote for election of the following trust managers:

            Nominees: B.R. McMorries,  Robert E. Martin,  Larry Brown,
                      Jack R. Vincent, Steve Rogers, Mike Bahn and Terry Hays.

                     [   ]   FOR ALL NOMINEES

                     [   ]   WITHHOLD ALL NOMINEES

                     [   ]   Withhold authority to vote for the following

                             nominees: _________________________________________

PROPOSALS

         2. TRUST MANAGERS RECOMMEND: Approval of Clifton Gunderson P.L.L.C. as independent auditors for the fiscal year ending March 31, 1999:

                          FOR        AGAINST       ABSTAIN

                         [   ]        [   ]          [   ]

* NOTE * SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUST MANAGERS AND WILL BE VOTED AS DESCRIBED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL TRUST MANAGERS AND FOR PROPOSAL 2.

The undersigned acknowledges receipt with this proxy of a copy of the notice of annual meeting of shareholders and proxy statement dated June 26, 1998.


_______________________________________________              ____ / ____ / ____
Signature(s)                                                 Date

________________________________________________________________________________

IMPORTANT:       Please  date this proxy and sign  exactly as your name or names appear thereon. If shares are held jointly, the administrators, trustees, guardians and others signing in a representative capacity, please give their full titles. Please sign and return in the prepaid envelope.
________________________________________________________________________________
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